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                                                                      EXHIBIT 99

                                 FORTUNE BRANDS

Powerful Brands
in
Attractive Markets

                                                                    Track Record
                                                                     of Growth &
                                                              Increasing Returns

Driving Change -
Focused on
Shareholder Value

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                                 FORTUNE BRANDS


                                                 2000
                                     (millions)

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Net Sales                                $5,752            +5%
                                                    (+6% comparable(1))
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Contribution(2)                            $874            +5%
                                                     (+7% comparable)
--------------------------------------------------------------------------------
Diluted EPS                               $2.29           +15%
   Before Net Charges                               (+20% comparable)
--------------------------------------------------------------------------------
EBITDA(3)                                  $985            +9%
                                                     (+10% comparable)
--------------------------------------------------------------------------------
Capital Expenditures                       $227
--------------------------------------------------------------------------------
Share Purchases                            $256      (10mm, 6% shares)
--------------------------------------------------------------------------------
Dividends                                  $147      (96(cent)(4) +4%)
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Percentage of 2000 Contribution:
Home brands (39%); Spirits & Wine brands (35%); Golf brands (17%); Office brands (9%)

MOEN - $800 Million(6); TITLEIST - $550 Million; JIM BEAM - $350 Million; ARISTOKRAFT - $300 Million; FOOTJOY - $250 Million; WATERLOO - $250 Million; MASTER LOCK - $200 Million; SCHROCK - $200 Million; WILSON JONES - $200 Million; ACCO - $200 Million; DEKUYPER - $150 Million; DAY-TIMER - $150 Million; REXEL - $100 Million; PINNACLE - $100 Million; SWINGLINE - $100 Million; KENSINGTON - $100 Million.

                      POWERFUL BRANDS IN ATTRACTIVE MARKETS

     Leading brands and category positions.

     --  80%+ sales from brands with #1 or #2 market positions.

     -- Home & Hardware ($2,123mm sales): a leader in kitchen & bath products in North America with #1 Moen faucets and #2 Aristokraft/Schrock cabinets (75%+ of home sales); a leader in hardware with #1 Master Lock padlocks and #1 Waterloo tool storage (primary supplier for Sears Craftsman(R) line).

     -- Spirits & Wine ($1,229mm sales, including $353mm excise taxes): leader in bourbon (Jim Beam #1 worldwide) and cordials (DeKuyper #1 U.S.), representing nearly 3/4's brand contribution (post Scotch sale); a leading premium wine brand, Geyser Peak; strong


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         global distribution with Future Brands joint venture in U.S. (partner
         Vin & Sprit, makers of Absolut vodka) and Maxxium internationally (partners Vin & Sprit, Remy-Cointreau and Highland Distillers).

     -- Golf ($965mm sales): #1 golf equipment manufacturer; #1 in golf balls with Titleist and Pinnacle (40-45% of golf sales), #2 in golf clubs with Titleist and Cobra (approx. 25% sales), #1 in golf shoes & gloves with FootJoy (approx. 25% sales) and accessories (5-10% sales).

     -- Office ($1,435mm sales): #1 in North America with #1 Swingline staplers, #2 Day-Timer time management, #1 Kensington computer accessories line, #1 ACCO clips/punches and #2 Wilson Jones vinyl binders; #1 in U.K. with #1 Rexel shredders/staplers and #1 Twinlock filing; #1 in Australia with #1 Marbig office supplies. A leading supplier to office superstores (approx. 25% of office sales).

     Attractive markets, long-term growth backed by strong demographics:

     -- Home: Aging housing stock and maturing baby boomers are driving a strong housing and remodeling market, particularly for kitchen & bath products.

     -- Spirits & Wine: Worldwide growth of bourbon and cordials; turnaround in U.S. spirits market, and faster growth of premium spirits and wine.

     -- Golf: Increasing rounds of play as baby boomers age; growing worldwide popularity of golf.

     -- Office: Fast growth of small, home and mobile offices; information age driving approx. 5-7% growth in cut-sheet paper consumption.

                  TRACK RECORD OF GROWTH AND INCREASING RETURNS

Strong track record of delivery on expectations for topline and double-digit EPS growth as well as increasing returns.


                                            1997         1998         1999         2000
     Comparable Sales Growth                 5%           5%           3%            6%
     Comparable EBITA Growth                10%           9%           2%           11%
     EPS Growth Before Net Charges          16%          13%          11%(7)        15%
     Working Capital Per Dollar Sales     34.1(cent)   31.7(cent)   31.0(cent)    30.6(cent)
     ROE Before Net Charges                 12%          13%          15%           17%

     Positioned well to confront sluggish and uncertain economy with sustained brand investments and supply chain initiatives as well as additional cost controls.

     -- 2001 EPS target (Nov. 6) in the analysts' range of estimates ($2.34-$2.40).


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     Long-term double-digit EPS growth goal model.

     -- 5% internal sales growth, driven by 3-4% average $ market growth and share gains with strong brand investment and innovation; modest price increases.

     -- 6% internal contribution growth driven by ongoing cost reduction and faster growth of higher-margin new products (approx. 20 basis points increase in margins per year).

     -- 6-7% internal EBIT growth, leveraging comparatively flat non-operating expenses.

     -- Double-digit EPS growth, with enhanced asset management and use of strong free cash flow ($225-250mm(5) per year target).

     20%+ long-term ROE goal.

     --   Achieving steady improvements in ROE (100 basis points per year goal).

     -- Continue to reduce working capital per dollar sales (50 basis points per year goal).

                  DRIVING CHANGE - FOCUSED ON SHAREHOLDER VALUE

     Progressing the strategic evolution of portfolio to drive shareholder value.

     -- Strategic alliance with maker of Absolut, the fast growing #1 imported vodka in U.S. ($570mm total worldwide sales), creating a spirits & wine industry leader -- $3B in system-sales worldwide, #2 distribution in U.S.

          o approx. 10% boost to 2002 EPS, just on distribution cost savings and $540mm after-tax proceeds (targeting 6-8(cent) EPS in `01 and 20-25(cent)in `02).

     -- Successfully divested the low return, primarily private label U.K.-based scotch business for $290mm (8x trailing contribution).

     -- Explored strategic options for office, including divestiture, and now aggressively pursuing repositioning plan (self-funded goal) to renew profitable growth.

          o 2001 progress: generated $100mm operating cash flow (12 months through 9/30), reduced employees nearly 20% and eliminated $95mm unprofitable sales.

     Investing in high-return internal growth with sustained strong commitment to innovation and R&D as well as brand building and service.

     -- Internal growth offers substantial returns, far in excess of cost of capital.

          o 33% contribution return on net tangible assets, up 80 basis points in 2000.

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     --   New product successes: Titleist Pro V1 and NXT golf balls and Titleist
          975 drivers; FootJoy DryI.C.E. (interactive cooling environment) shoes; The Small Batch Bourbon Collection, Vox ultra-premium vodka and DeKuyper Pucker line of sweet & sour cordials; Moen's patented Revolution massaging showerhead and PureTouch filtering faucet and Master Lock's titanium series padlock line.

     -- Major customer awards: Home Depot's "partner of the year" in faucets, cabinets & padlocks; Lowe's faucet "vendor of the year"; Sears' "source of the year" - Waterloo.

     Massive change to cost structure to drive low-cost position.

     -- 40% headquarters downsizing, relocating to our facility near Chicago, closer to operations ($30mm annual savings fell to bottom-line).

     -- $20mm+ incremental savings in 2001 from operational restructuring initiated in 1999 and 2000 (high IRR, 3-year minimum paybacks), including:

          o Relocated Master Lock padlocks, Swingline stapling, ACCO punches, Wilson Jones folders, Day-Timer planners, Maco inkjet labels and plumbing parts production to Mexico.

          o Integrated Titleist and Cobra golf club operations, halving # of facilities.

          o    Increased out-sourcing.

     Share purchases are an attractive investment at current stock prices.

     --   Repurchased 16% of shares since beginning of 1999 (27mm shares).

     -- Announced 10mm share purchase authorization on January 30th - completed 5.8mm as of October 18th.

     --   Valuation measures at $37 stock price on October 30th:

          o 15-16x analyst 2001 EPS estimates; 13-14x analyst 2001 cash EPS (+40(cent)(8)).

          o    approx. 8x enterprise value to analyst 2001 EBITDA estimates.

          o    2.7% dividend yield.

     Disciplined acquisition/J.V. program in growing, consolidating markets.

     --   Focus on Home & Hardware and Spirits & Wine.

     -- 10 bolt-ons since 1997 are adding to EPS (approx. $600mm sales; approx. $500mm cost).

     --   Very high return spirits & wine distribution joint ventures.

     --   Buy well - target to halve multiple paid in 3-4 years.

     --   Acquisitions must offer superior returns to share purchases.

     Strong balance sheet and free cash flow.

     --   Solid "A" credit rating.

     --   Debt to total capital declined to 38% (9/30) from 48% (12/31/00),

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          including substantial share purchases and before $290mm proceeds from
          4Q sale of U.K. Scotch business.

     -- Free cash flow(5) target for 2001 at high end of $225-$250 million range per year.

     -- Announced 5th consecutive annual increase to dividend since trading as Fortune Brands to the current indicated annual rate of $1.00.

     Pay-for-performance culture - closely tied to creating shareholder value.

     -- Executive comp. over 60% stock-based, with approx. 30% based on EPS/ROE targets.

     -- Bolt-on acquisition "commitment" cases added to compensation plan targets.

     --   Expanded participation in stock option plan.


(1) Growth adjusting for sales through new spirits and wine J.V. and excluding excise taxes, effect of foreign currency and acquisitions completed in 1999.
(2) Contribution is net sales less all costs & expenses other than restructuring & other nonrecurring charges, amortization, corporate expenses, interest & related expenses, other (income) expenses, net, and income taxes.
(3) Contribution plus depreciation minus corporate expenses and other (income) expenses, net.
(4)  Indicated annual rate.
(5) Cash flow from operations (includes working capital) minus capital expenditures and dividends.
(6)  All brand sales are based on 2000 sales rounded to nearest $50 million.
(7)  19% reported, including 14(cent)goodwill benefit.
(8) Approximate FAS 142 after-tax goodwill expense benefit on diluted earnings per share based on 9/30 shares.

This contains statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Readers are cautioned that these forward-looking statements speak only as of the date hereof. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, foreign exchange rate fluctuations, changes in interest rates, competitive product and pricing pressures, trade consolidations, the impact of excise tax increases with respect to distilled spirits, regulatory developments, the uncertainties of litigation, changes in golf equipment regulatory standards, the impact of weather, particularly on the home products and golf brand groups, expenses and disruptions related to shifts in manufacturing to different locations and sources, challenges in the integration of acquisitions and joint ventures, risks associated with the implementation of the repositioning plan for ACCO World Corporation, as well as other risks and uncertainties detailed from time to time in our Securities and Exchange Commission filings.

www.fortunebrands.com